DREYFUS NEW JERSEY MUNICIPAL MONEY
MARKET FUND, INC.



ANNUAL REPORT
January 31, 2002



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                            21   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                           DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for New Jersey Municipal Money Market Fund, Inc., covering the 12-month period from February 1, 2001 through January 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

One of America's longest periods of economic expansion came to an end during the reporting period, and the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board's interest-rate reductions drove short-term rates to their lowest levels in 40 years.

The importance of diversification was underscored by strong returns from the tax-exempt money markets and the longer term bond markets, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With tax-exempt money market yields currently at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged and the equity market has recently rallied. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

HOW DID DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC. PERFORM DURING THE PERIOD?

For the 12-month period ended January 31, 2002, the fund produced a 2.04% yield. Taking into account the effects of compounding, the fund produced an effective yield of 2.06%.(1)

We attribute the fund's performance to a weakening economy and a declining stock market, which caused tax-exempt money market yields to fall to historically low levels.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund's objective is to seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The fund also seeks to maintain a stable $1.00 share price.

In pursuing the fund's objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio with a variety of high quality, tax-exempt money market instruments from New Jersey issuers. Second, we actively manage the fund's average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the weighted average maturity of the fund, which should position the fund to purchase new securities with higher yields, should higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain then cur
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rent yields for as long as we think practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

According to economists, the nation's first recession in 10 years began in March 2001. Before the U.S. officially entered the recession, however, the Federal Reserve Board (the "Fed") began to take steps to stimulate economic growth. The Fed reduced short-term interest rates in two separate moves in January 2001, before the reporting period began. All told, during the reporting period the Fed reduced short-term interest rates by 3.75 percentage points to their lowest level since the 1960s. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

Tax-exempt money market yields also fell in response to a declining stock market, which caused a "flight to quality" among investors and created rising demand for tax-exempt money market instruments.

However, the extent to which tax-exempt yields fell was limited by a rising national supply of securities caused by budget shortfalls in many states and municipalities, including New Jersey. The deteriorating U.S. economy was keenly felt in New Jersey where the state's tax base was significantly affected by reduced revenues from capital gains taxes as stock prices fell. In addition, the U.S. and New Jersey economies suffered in the aftermath of the September 11 terrorist attacks. As a result, at this time New Jersey faces a potential $3 billion budget deficit in its current fiscal year.

At times, unexpected increases in the national supply of tax-exempt money market instruments caused their yields to nearly match those of comparable-maturity U.S. Treasury bills, which were in relatively short supply.


WHAT IS THE FUND'S CURRENT STRATEGY?

In this declining interest-rate environment, we generally maintained the fund's weighted average maturity at points that were longer than those of its respective peer groups. This positioning proved advantageous, because it enabled us to lock in higher prevailing yields for as long as we deemed practical while
short-term    interest    rates    fell.

As tax-exempt yields fell, we continued to strive to maintain a "laddered" portfolio, in which holdings mature in stages to help protect the fund against unexpected changes in interest rates. However, with yields on municipal notes currently at very low levels, we have recently focused primarily on commercial paper with three- to six-month maturities for the laddered portion of the portfolio. Otherwise, as existing holdings have matured, we have had little choice but to reinvest in very short-term securities at today's low yields. Of course, we may look to change our strategy and the portfolio's composition as market conditions develop.

February 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2002


                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.6%                                                                 Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Atlantic County, GO Notes, Refunding

   2.75%, 8/1/2002 (Insured; FSA)                                                               500,000                 502,080

Atlantic County Improvement Authority, Revenue

  VRDN, Pooled Governmental Loan Program

   1.25% (LOC; Kredietbank)                                                                   4,900,000  (a)           4,900,000

Bergen County Improvement Authority, MFHR

  VRDN (Kentshire Apartments Project)

   1.35% (LOC; FNMA)                                                                          4,000,000  (a)           4,000,000

Camden County, GO Notes, Refunding

   3%, 6/1/2002 (Insured; FSA)                                                                  235,000                  235,764

Cherry Hill Township School District, GO Notes

   4.30%, 2/15/2002                                                                           1,000,000                1,001,071

Delaware River and Bay Authority, Transit Revenue

  VRDN 1.30% (Insured; AMBAC and Liquidity Facility;

   Dexia Credit Locale)                                                                       3,000,000  (a)           3,000,000

Delaware River Joint Toll Bridge Commission

   Bridge Revenue, BAN 2.25%, 11/1/2002                                                       4,500,000                4,510,141

East Brunswick Township, GO Notes, BAN

   2.70%, 10/3/2002                                                                           3,277,400                3,289,187

Essex County Improvement Authority, Revenue, VRDN:

  (County Asset Sale Project)

    1.25% (Insured; AMBAC and

      Liquidity Facility; Morgan Guaranty Trust Co.)                                          7,800,000  (a)           7,800,000

   (The Children's Institute Project)

      1.25% (LOC; First Union Bank)                                                           1,725,000  (a)           1,725,000

Franklin Township Somerset County, GO Notes

   4.90%, 7/15/2002                                                                             250,000                  253,574

Jersey City Redevelopment Authority, MFHR

  Refunding, VRDN (Dixon Mills)

   1.25% (LOC; FNMA)                                                                         11,055,000  (a)          11,055,000

Mahwah Township School District, GO Notes

   3.35%, 3/28/2002                                                                          10,000,000               10,005,560

Mercer County, GO Notes, BAN

   2.65%, 11/20/2002                                                                          5,000,000                5,029,403

Middlesex County, GO Notes, BAN

   3.25%, 6/28/2002                                                                          10,000,000               10,026,694

Middlesex County Improvement Authority, Revenue

  (Woodbridge Township Guaranteed Project)

   3.35%, 4/26/2002                                                                          16,000,000  16,008,197

Monmouth County Improvement Authority, LR

  (Capital Equipment Pooled Lease)

   6%, 10/1/2002                                                                                750,000  771,503


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Montclair, GO Notes:

   3.35%, 3/8/2002                                                                            3,210,000                3,210,536

   BAN 3.35%, 3/8/2002                                                                        3,766,000                3,766,628

Montville Township, General Improvement, GO Notes

   4.65%, 8/15/2002                                                                             500,000                  507,323

Mount Laurel Township, GO Notes, BAN

   3%, 12/20/2002                                                                             2,375,000                2,396,560

State of New Jersey:

  GO Notes:

      4.50%, 2/1/2002                                                                         1,000,000                1,000,000

      6.25%, 8/1/2002                                                                           500,000  (b)             515,565

   TRAN 3%, 6/14/2002                                                                         3,400,000                3,412,231

New Jersey Building Authority, Building Revenue, VRDN

  Putters Program 1.30% (Insured; MBIA and

   Liquidity Facility; J.P. Morgan Chase and Co.)                                             5,990,000  (a)           5,990,000

New Jersey Economic Development Authority

  VRDN:

    EDR:

         (Diocese of Metuchen)

            1.20% (LOC; Fleet Bank)                                                           6,000,000  (a)           6,000,000

         (Encap Golf Holdings LLC):

            1.30%, Series A (LOC; Bayerische Landesbank)                                      8,500,000  (a)           8,500,000

            1.30%, Series B (LOC; Bayerische Landesbank)                                     15,000,000  (a)          15,000,000

         (Exit 8A Limited Partnership Project)

            1.30% (LOC; European American Bank)                                               5,100,000  (a)           5,100,000

         (Institute of Electrical Engineers):

            1.20% (LOC; First Union Bank)                                                     2,050,000  (a)           2,050,000

            Refunding 1.15% (LOC; First Union Bank)                                           3,295,000  (a)           3,295,000

         Refunding:

            (Airis Newark LLC Project)

               1.30% (Insured; AMBAC and Liquidity Facility;

               KBC Bank)                                                                      7,205,000  (a)           7,205,000

            (Hartz and Rex Associates)

               1.475% (LOC; Citibank)                                                         2,000,000  (a)           2,000,000

         (White Horse Pike Limited Project) 1.55%                                             7,600,000  (a)           7,600,000

      Industrial Revenue:

         (Buchanan and Zweigle Project)

            1.35% (LOC; First Union Bank)                                                     2,850,000  (a)           2,850,000

         (Four Woodbury Mews Project)

            1.36% (LOC; Fleet Bank)                                                           6,600,000  (a)           6,600,000

         (Three Woodbury Mews Project)

            1.36% (LOC; Fleet Bank)                                                           9,525,000  (a)           9,525,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority (continued):

  VRDN (continued):

    Manufacturing Facilities Revenue

         (Rennoc Corp./Santa's Best Project)

         1.20% (LOC; LaSalle Bank)                                                            2,505,000  (a)           2,505,000

      Natural Gas Facility Revenue, Refunding

         (Natural Gas Co. Project)

         1.30% (Insured; AMBAC and Liquidity Facility;

         The Bank of New York)                                                                5,600,000  (a)           5,600,000

      PCR, Refunding

         (Hoffman La Roche Inc.)

         1.25% (LOC; Wachovia Bank)                                                          20,000,000  (a)          20,000,000

      Revenues:

         (CPC Behavioral Health Care)

            1.25% (LOC; First Union Bank)                                                     3,595,000  (a)           3,595,000

         (First Mortgage Presbyterian)

            1.25% (LOC; BNP Paribas)                                                          5,000,000  (a)           5,000,000

         (Young Men's Christian Association)

            1.25% (LOC; First Union Bank)                                                     1,635,000  (a)           1,635,000

      School Revenue, Refunding (Blair Academy)

         1.20% (LOC; First Union Bank)                                                        5,200,000  (a)           5,200,000

      Water Facilities Revenue, Refunding

         (United Water Project)

         1.55% (Insured; AMBAC and Liquidity Facility;

         The Bank of New York)                                                                9,000,000  (a)           9,000,000

New Jersey Educational Facilities Authority:

  College and University Revenue, Refunding, VRDN

    (College of New Jersey)

    1.30% (Insured; AMBAC and Liquidity

    Facility: Bank of Nova Scotia and

      Toronto-Dominion Bank)                                                                 29,800,000  (a)          29,800,000

   Revenue (Higher Educational Equipment Leasing Fund)

      3.50%, 9/1/2002                                                                        12,470,000               12,569,564

New Jersey Health Care Facilities Financing Authority

  Revenues, VRDN:

    (Hospital Capital Asset Financing)

         1.15% (LOC; Chase Manhattan Bank)                                                    4,200,000  (a)           4,200,000

      (St. Barnabas Medical Center)

         1.30%, (LOC; Chase Manhattan Bank)                                                   5,000,000  (a)           5,000,000

      (St. Peters University Hospital)

         1.20% (LOC; Fleet Bank)                                                             10,000,000  (a)          10,000,000

New Jersey Housing and Mortgage Finance Agency

  Revenue, VRDN, Merlots Program

  1.45% (Insured; MBIA and Liquidity Facility;

   First Union Bank)                                                                          2,575,000  (a)           2,575,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Sports and Exposition Authority

  Recreational Revenue, VRDN

  1.15% (Insured; MBIA and Liquidity Facility;

   Credit Suisse)                                                                            23,430,000  (a)          23,430,000

New Jersey Transit Corporation, COP

   3.625%, 9/15/2002 (Insured; AMBAC)                                                           500,000                  505,663

New Jersey Turnpike Authority, Turnpike Revenue

  VRDN:

    1.30% (Insured; FGIC and

         LOC; Societe Generale)                                                               4,100,000  (a)           4,100,000

      Merlots Program 1.40% (Insured; MBIA and

         Liquidity Facility; First Union Bank)                                                6,500,000  (a)           6,500,000

New Jersey Transportation Authority, Revenue, CP:

   1.10%, 2/1/2002                                                                           10,500,000               10,500,000

   1.65%, 2/13/2002                                                                          10,000,000               10,000,000

   1.25%, 3/8/2002                                                                           20,000,000               20,000,000

   1.25%, 5/7/2002                                                                           10,500,000               10,500,000

New Jersey Transportation Trust Fund Authority:

  Transportation System Revenue:

      4.75%, 6/15/2002                                                                          500,000                  505,766

      5%, 6/15/2002 (Insured; MBIA)                                                             100,000                  101,256

      6%, 6/15/2002                                                                           4,000,000  (b)           4,056,578

   VRDN, Merlots Program 1.40% (Insured; FSA and

      Liquidity Facility; First Union Bank)                                                   3,000,000  (a)           3,000,000

New Jersey Wastewater Treatment Trust, Revenue

   4.60%, 9/1/2002                                                                            1,000,000                1,015,467

North Brunswick Township, GO Notes, BAN:

   3.35%, 2/21/2002                                                                           7,794,000                7,795,691

   2.50%, 12/13/2002                                                                          2,500,000                2,506,408

North Hudson Sewer Authority, Sewer Revenue

   4.625%, 8/1/2002 (Insured; FGIC)                                                             100,000                  101,396

Old Bridge Township, GO Notes, BAN

   3.25%, 3/19/2002                                                                           7,000,000                7,000,336

Pomton Lakes Borough, GO Notes, BAN

   3.75%, 2/22/2002                                                                           1,904,600                1,905,024

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation):

    1.75% (Liquidity Facility; Bank of

         Nova Scotia)                                                                         3,850,000  (a)           3,850,000

      1.75% (Liquidity Facility; Landesbank Hessen-

         Thuringen Girozentrale)                                                              5,900,000  (a)           5,900,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Rahway Redevelopment Agency, Revenue

   (Public Library Project) 2.50%, 10/29/2002                                                12,000,000               12,031,246

Ridgewood, GO Notes 4.90%, 10/1/2002                                                            335,000                  341,860

Ringwood Borough, GO Notes, BAN 3.75%, 3/15/2002                                              2,805,000                2,806,624

Rochelle Park Township, GO Notes

   2.70%, 8/22/2002                                                                           1,516,000                1,525,172

Somerset County Industrial Pollution Control Financing

  Authority, PCR, Refunding, VRDN

  (American Cyanamid)

   1.70% (Liquidity Facility; American Home Products)                                         2,900,000  (a)           2,900,000

Union County Improvement Authority:

  LR, BAN (Train Station Project)

      3.70%, 2/14/2002                                                                        3,675,000                3,675,417

   Revenue (Plainfield Board Education Project)

      4.80%, 8/1/2002 (Insured; FGIC)                                                           400,000                  406,008

Vineland, GO Notes, BAN 3%, 7/17/2002                                                         7,850,000                7,898,186

Wayne Township, GO Notes, Refunding                                                             100,000                  101,410

   4%, 10/1/2002

West Windsor Township, GO Notes, BAN                                                         10,800,000               10,820,000

   2.40%, 9/27/2002

Westwood, GO Notes, BAN 2.50%, 9/24/2002                                                      3,340,000                3,346,296
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $466,441,650)                                                             99.6%              466,442,385

CASH AND RECEIVABLES (NET)                                                                          .4%                2,049,438

NET ASSETS                                                                                       100.0%              468,491,823


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

COP                       Certificate of Participation

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GO                        General Obligation

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 67.8

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       14.9

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    17.3

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2002

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           466,441,650   466,442,385

Cash                                                                  3,750,568

Interest receivable                                                   2,981,083

Prepaid expenses                                                         34,173

                                                                    473,208,209
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           217,076

Payable for investment securities purchased                           4,428,941

Accrued expenses                                                         70,369

                                                                      4,716,386
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      468,491,823
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     468,694,844

Accumulated net realized gain (loss) on investments                    (203,756)

Accumulated gross unrealized appreciation of investments                    735
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      468,491,823
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Common Stock authorized)       468,695,814

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended January 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,172,649

EXPENSES:

Management fee--Note 2(a)                                            2,266,754

Shareholder servicing costs--Note 2(b)                                 477,141

Custodian fees                                                          70,113

Professional fees                                                       47,004

Directors' fees and expenses--Note 2(c)                                 40,775

Prospectus and shareholders' reports                                    18,887

Registration fees                                                        9,112

Miscellaneous                                                           11,683

TOTAL EXPENSES                                                       2,941,469

INVESTMENT INCOME--NET                                               9,231,180
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 24,862

Net unrealized appreciation (depreciation) on investments             (10,077)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  14,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,245,965

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended January 31,
                                             -----------------------------------
                                                     2002         2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,231,180       13,944,492

Net realized gain (loss) from investments          24,862           12,733

Net unrealized appreciation (depreciation)
   of investments                                 (10,077)          10,812

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     9,245,965      13,968,037
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (9,231,180)    (13,944,492)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 499,906,987      589,806,928

Dividends reinvested                            8,164,378       12,404,325

Cost of shares redeemed                      (478,838,187)    (594,534,076)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             29,233,178        7,677,177

TOTAL INCREASE (DECREASE) IN NET ASSETS        29,247,963        7,700,722
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           439,243,860      431,543,138

END OF PERIOD                                 468,491,823      439,243,860

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                   Year Ended January 31,
                                                                       ----------------------------------------------
                                                                 2002       2001     2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00       1.00       1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .020       .033       .025           .027          .029

Distributions:

Dividends from investment income--net                           (.020)     (.033)     (.025)         (.027)        (.029)

Net asset value, end of period                                   1.00       1.00       1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.06       3.32       2.54           2.69          2.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .65        .67        .66            .67           .64

Ratio of net investment income
   to average net assets                                         2.04       3.25       2.50           2.65          2.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         468,492    439,244    431,543        475,046       526,266

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the
"Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund received net earnings credits of $35,150 during the period ended.

January 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At January 31, 2002, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended January 31, 2002 and January 31, 2001, respectively, were all tax exempt income.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to January 31, 2002. If not applied, $5,000 of the carryover expires in fiscal 2003, $115,000 expires in fiscal 2004, $4,000 expires in fiscal 2005, $17,000 expires in fiscal 2006 and $63,000 expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 2002, the fund was charged an aggregate of $290,776 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2002, the fund was charged $143,834 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Money Market Fund, Inc., including the statement of investments, as of January 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Money Market Fund, Inc. at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young LLP

New York, New York
March 7, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2002 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Board of various funds in the Dreyfus Family of Funds

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association

* Plan Vista Corporation (formerly HealthPlan Services Corporation), a provider of marketing, administrative and risk management services to health and other benefit programs

*    Carlyle Industries, Inc., button packager and distributor

*    Century  Business  Services,   Inc.,  a  provider  of  various  outsourcing
     functions for small and medium size companies

* The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants

* QuikCAT.com, Inc., private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID W. BURKE (65)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

SAMUEL CHASE (69)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

GORDON J. DAVIS (60)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison Inc., a utility company

* The Phoenix Companies, Inc., a life insurance company

* Also a Director/Trustee for various not-for-profit fund group

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

JONI EVANS (59)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (74)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum

* John Merck Fund, a charitable fund

* Business for Social Responsibility

* American Academy of Arts and Sciences

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (51)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 28 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury of the Manager, and an
officer of 35 investment companies (comprised of 76 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                     FOR MORE INFORMATION

                        DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC. 200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  758AR0102